SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                           RNC Mutual Fund Group, Inc.
                  (Name of Registrant as Specified in Charter)
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Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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         (1)      Title of each class of securities to which transaction applie:

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         (2)      Aggregate number of securities to which transaction applies

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         (1)      Amount previously paid:

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         (2)      Form,  Schedule or Registration no.: Schedule 14A;  002-99009;
                  811-04354

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         (3)      Filing Party:     RNC Mutual Fund Group, Inc.

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         (4)      Date Filed:       March 19, 1998

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                                       1

RNC MUTUAL FUND GROUP, INC.                       11601 Wilshire Blvd., 25th Flr
                                                  Los Angeles, California 90025


Revised Notice of Special Meeting of Shareholders
April 7, 1998 (moved from March 27, 1998)


                              RNC Money Market Fund
                                 RNC Equity Fund


         A Special Meeting of Shareholders of each of the above referenced funds (each a "Fund" and together the "Funds" or "RNC Funds") will be held at the offices of RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard., 25th Floor, Los Angeles, California 90025 on April 7, 1998, at 8:00 A.M. (local time) for the following purposes:


1. For shareholders of each Fund: To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., the current adviser to the Funds, with RNC Management LLC.


2. For shareholders of RNC Money Market Fund only: To change a fundamental investment policy of RNC Money Market Fund to permit RNC Money Market Fund to invest in short-term money market securities with a maturity of up to 13 months.


3. To transact such other business as may properly come before the Meeting, or any adjournments thereto.


         Shareholders of record at the close of business on February 17, 1998, are entitled to notice of and to vote at the Meeting. Each Fund is a series of RNC Mutual Fund Group, Inc., a Maryland corporation organized on April 9, 1985.


         This meeting was originally scheduled for March 27, 1998, but has been moved to April 7, 1998, in order to allow all shareholders of each Fund sufficient time to evaluate the proxy materials and respond by the time of the meeting.







/s/ Eric Banhazl
---------------------------
Secretary

March 19, 1998

                           RNC MUTUAL FUND GROUP, INC.

Dear RNC Mutual Fund Group Stockholder:

A couple of weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your Fund. This information described each proposal and asked for your vote on all of the issues at a meeting originally scheduled for March 27, 1998. However, this meeting has been moved to April 7, 1998, in order to give all shareholders of each Fund sufficient time to evaluate the proxy materials and respond by the time of the meeting.

I am writing to remind you that your participation is extremely important and to keep you updated on current Fund events. Effective March 16, 1998, Stephan M. Bradasich was promoted to Senior Vice President and was appointed Director of Fixed Income of RNC Capital Management, Inc. (the "Adviser"). Mr. Bradasich has been a portfolio manager at the Adviser since 1992 and has assumed the day-to-day portfolio management of the RNC Money Market Fund. Attached in Appendix A is a current list of the principal officers of the Adviser. The Directors of RNC Mutual Fund Group have approved of these changes.

The shareholder meeting cannot be held until we receive a majority of the votes. Your vote affects the quorum, and your prompt attention to this request will save the cost of further solicitations. You may cast your vote for, against, or to abstain on the proposals by completing the proxy card and returning it in the envelope provided. Remember, this is an opportunity to voice your opinion on matters concerning your fund(s). It is important that you take part in the voting process no matter how many or how few shares you own. To cast your ballot, simply record your vote on the enclosed proxy card. Be sure to sign the card before mailing it in the postage paid envelope provided.

Remember, voting is quick and easy. Everything you need is enclosed, including an additional proxy. If you have already voted, thank you for your prompt response. If you have not voted or wish to change your vote, please fill out, sign and date the enclosed proxy. Your proxy is completely revokable and revotable at any time up to the date of the shareholder meeting. If you fill out multiple proxies, only that latest dated proxy will be counted. If you wish, you may attend the shareholder meeting and vote your shares however you desire regardless of whether you submitted any proxies earlier. Thank you. We appreciate your immediate attention.

Sincerely,



/s/  Eric Banhazl
--------------------------------------
Eric Banhazl
President, Treasurer & Secretary,
RNC Mutual Fund Group, Inc.

Appendix A Principal Executive Officers of RNC Capital Management, Inc., and Executive Officers and Directors of RNC Mutual Fund Group, Inc.


         The names, addresses and principal occupations of the principal executive officers and shareholders of the RNC Capital Management, Inc. (the "Adviser"), and the executive officers and Directors of RNC Mutual Fund Group, Inc., are set forth below.

--------------------------------------------------------------------------------------------------------------------
Name                       Position with RNC  Other Substantial Business, Profession, Vocation or Employment
                           Fund Group*
--------------------------------------------------------------------------------------------------------------------
Eric M. Banhazl            President,         Mr. Banhazl is Executive Vice President of The Wadsworth Group and
                           Treasurer and      Investment Company Administration Corporation, the Funds'
                           Secretary          administrator and Vice President of First Fund Distributors, Inc.,
                                              the Funds' principal underwriter. Mr. Banhazl is also the President of Advisors Series Trust and E.M. Banhazl & Associates, Inc., a
                                              mutual fund consulting firm and the Treasurer of Professionally
                                              Managed Portfolios, Guinness Flight Investment Funds, and Matterhorn
                                              Growth Fund, Inc., all of which are investment companies unaffiliated with the Group.
--------------------------------------------------------------------------------------------------------------------
Bruce B. Stuart            Director           President of Nu-Ceramic Technology, Inc.
--------------------------------------------------------------------------------------------------------------------
DeVere W. McGuffin         Director           Owner and principal executive officer of the Meadow Grove Group, a finance and investment firm; Chief Executive Officer of California
                                              Adventist Federal Credit Union; Mr. McGuffin also directs First
                                              Interurban Development Corporation, a non-profit financial corporation which he founded in 1981.  Mr. McGuffin is also currently licensed as a securities representative and as a commodities futures principal.
--------------------------------------------------------------------------------------------------------------------
Daniel J. Genter           N/A                President, CEO and Director of the Adviser
--------------------------------------------------------------------------------------------------------------------
Thomas Pastore             N/A                Vice President/Assistant  Secretary and Director of the Adviser
--------------------------------------------------------------------------------------------------------------------
James O'Neill              N/A                Vice President/Assistant Treasurer and Director of the Adviser
--------------------------------------------------------------------------------------------------------------------
Manuel A. Gutierrez        N/A                Senior Vice President, Treasurer and Secretary of the Adviser
--------------------------------------------------------------------------------------------------------------------
Jan Kallik                 N/A                Senior Vice President and Director of Equity Research of the Adviser
--------------------------------------------------------------------------------------------------------------------
Stephan M. Bradasich       N/A                Senior Vice President and Director of Fixed  Income of the Adviser
--------------------------------------------------------------------------------------------------------------------
John G. Marshall           N/A                Senior Vice President and Director of Equity of the Adviser
--------------------------------------------------------------------------------------------------------------------

FORM OF PROXY

[Shareholder Name]

[Title (if applicable)]

[Address]

[Address]

[Fund Name(s)]

[Shares Held]




                           RNC MUTUAL FUND GROUP, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                                 March 19, 1998

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           RNC MUTUAL FUND GROUP, INC.

The undersigned hereby appoints DeVere W. McGuffin II and Bruce B. Stuart, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Funds noted below (the "Fund"), a separate series of RNC Mutual Fund Group, Inc., to be held on April 7, 1998 at the offices of RNC Mutual Fund Group, Inc., 11601 Wilshire Boulevard, 25th floor, Los Angeles, California, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on February 17, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.


A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on February 17, 1998. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

Owners of shares of RNC MONEY MARKET FUND

            Please vote by filling in the boxes below.

            Proposal 1 To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., a California corporation and the current the Adviser to the Funds, with RNC Management LLC, a California limited liability company.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|

            Proposal 2 To change a fundamental investment policy of RNC Money Market Fund to permit RNC Money Market Fund to invest in short-term money market securities with a maturity of up to 13 months.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|

Owners of shares of RNC EQUITY FUND

            Please vote by filling in the boxes below.

            Proposal 1 To approve a new investment advisory agreement between each Fund and RNC Capital Management LLC ("RNC Management LLC") pursuant to which RNC Management LLC will act as adviser with respect to the assets of each Fund, to become effective upon the closing of a merger of RNC Capital Management Co., a California corporation and the current the Adviser to the Funds, with RNC Management LLC, a California limited liability company.

            FOR  |_|          AGAINST  |_|          ABSTAIN  |_|




                                                  Dated:                  , 1998
--------------------------------------------------------------------------------
[Shareholder Name]



                                                  Dated:                  , 1998
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[Joint Shareholder Name, if held jointly]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

You may use this Proxy to vote shares of either Fund in RNC Mutual Fund Group. However, you must fill out only the sections that pertain to the Fund you own shares of. If you own shares of both Funds in RNC Mutual Fund Group, you may fill out both sections.
                                       6